UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 21, 2017

TAYLOR MORRISON HOME CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35873	90-0907433
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, AZ 85251

(Address of principal executive offices)

(480) 840-8100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Public Offering

On June 21, 2017, Taylor Morrison Home Corporation (the “Company”) announced the launch of an offering of 10,000,000 shares of its Class A common stock in a public offering (the “Public Offering”).

The Company intends to use all of the net proceeds that it receives from the Public Offering to purchase partnership units in its direct subsidiary – TMM Holdings II Limited Partnership – along with shares of the Company’s Class B common stock, held by its current equity sponsors that are affiliates of and funds managed by TPG Global LLC and Oaktree Capital Management, L.P. The aggregate number of partnership units and corresponding shares of Class B common stock purchased by the Company will be equal to the number of shares of Class A common stock sold in the Public Offering.

On June 21, 2017, the Company issued a press release announcing the Public Offering. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any offer, solicitation or sale of any security, in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Preliminary Results for the Two Months Ended May 31, 2017

In connection with the Public Offering, we reported that our average sales pace per community for the two months ended May 31, 2017 was 2.9 homes per month compared to 2.2 homes per month for the same period in 2016, representing a 31.8% increase year over year. In addition, our net sales orders for the two months ended May 31, 2017 were 1,736 compared to 1,397 in the prior year period, an increase of 24.3%. We currently expect home closings for the quarter ending June 30, 2017 to be approximately 1,800.

The preliminary average sales pace, net sales order and home closings data set forth above have been prepared by, and are the responsibility of, our management. The foregoing information is preliminary and has not been compiled or examined by our independent auditors nor have our independent auditors performed any procedures with respect to this information or expressed any opinion or any form of assurance on such information. In addition, the foregoing information is subject to revision as we prepare our financial statements and other disclosures as of and for the three months ending June 30, 2017, including all disclosures required by U.S. GAAP. Because we have not completed our normal quarterly closing and review procedures for the three months ending June 30, 2017, and subsequent events may occur that require material adjustments to these results, the final results and other disclosures for the three months ending June 30, 2017 may differ materially from this information. This preliminary information should not be viewed as a substitute for full financial statements prepared in accordance with U.S. GAAP or as a measure of performance. In addition, these preliminary average sales pace, net sales order and home closings data for the two months ended May 31, 2017 or the quarter ending June 30, 2017, as applicable, are not necessarily indicative of the results to be achieved for the full quarter ending June 30, 2017 or any future period. See “Forward-Looking Statements.”

As used in this Current Report, unless otherwise indicated or the context otherwise requires, references to “the Company,” “we,” “us,” or “our” are to Taylor Morrison Home Corporation and its subsidiaries.

Forward-Looking Statements

Statements contained in or incorporated by reference into this Current Report include “forward-looking statements.” These statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities, as well as those of the markets we serve or intend to serve, to differ materially from those expressed in, or implied by, these statements. You can identify these statements by the fact that they do not relate to matters of a strictly factual or historical nature and generally discuss or relate to forecasts, estimates or other expectations regarding future events. Generally, the words “believes,” “estimates,” “plans,” “projects,” “anticipates,” “expects,” “intends,” “may,” “can,” “could,” “might,” “will” or “should” and similar expressions identify forward-looking statements, including statements related to expected operating and performing results, planned transactions, planned objectives of management, future developments or conditions in the industries in which we participate and other trends, developments and uncertainties that may affect our business in the future.

Such risks, uncertainties and other factors include, among other things: changes in general and local economic conditions; slowdowns or severe downturns in the housing market; homebuyers’ ability to obtain suitable financing; shortages in, disruptions of and cost of labor; our ability to obtain additional performance, payment and completion surety bonds and letters of credit; higher cancellation rates; competition in our industry; any increase in unemployment or underemployment; increases in taxes, government fees or interest rates; inflation or deflation; the seasonality of our business; significant home warranty and construction defect claims; our reliance on subcontractors; failure to manage land acquisitions, inventory and development and construction processes; availability of land and lots; decreases in the market value of our land inventory; new or changes in government regulations and legal challenges; our ability to sell mortgages we originate and claims on loans sold to third parties; the loss of any of our important commercial relationships; our ability to use deferred tax assets; raw materials and building supply shortages and price fluctuations; our concentration of significant operations in certain geographic areas; risks associated with our unconsolidated joint venture arrangements; information technology failures and data security breaches; costs to engage in and the success of future growth or expansion of our operations or acquisitions or disposals of businesses; costs associated with our defined benefit and defined contribution pension schemes; damages associated with any major health and safety incident; our ownership, leasing or occupation of land and the use of hazardous materials; material losses in excess of insurance limits; existing or future litigation, arbitration or other claims; negative publicity or poor relations with the residents of our communities; failure to recruit, retain and develop highly skilled, competent people; utility and resource shortages or rate fluctuations; constriction of the capital markets; risks related to our debt and the agreements governing such debt; our ability to access the capital markets; and risks related to our structure and organization. We undertake no duty to update any forward-looking statement, whether as a result of new information, future events or changes in our expectations, except as required by applicable law. In addition, other such risks and uncertainties may be found in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

     Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated June 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TAYLOR MORRISON HOME CORPORATION

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Executive Vice President, Chief Legal Officer and Secretary

Dated: June 21, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 21, 2017.